SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 8 – SUBSEQUENT EVENTS:

On January 5, 2012, the Company approved the issuance of 1,250,000 common shares of the Company to an investor for total consideration of $35 Thousand. The consideration for the shares has not yet been received to the date of the approval of the financial statements.

On February 1, 2012 the Company approved the grant of 1,600,000 common shares of the Company for each of its Chief Executive Officer and the Chairman of the Board. In addition, the Company approved the grant of 500,000 common shares of the Company for its Chief Carbon Officer and general counsel.

On February 6, 2012 the Company decided to appoint Mr. Joshua Shoham as a director and to issue him 2,000,000 common shares of the Company.

NOTE 7- Subsequent events

On October 25, 2011, the Company entered into a consulting agreement with He Mu for business development and project management in China in exchange for 3,000,000 shares of common stock (the "Shares").  The Shares are restricted for thirty-six (36) months following their issuance and are being held in Escrow for the entire thirty-six (36) month restricted period. The escrowed shares are subject to a claw-back provision that will revert one million five hundred thousand shares (1,500,000) to the Company should the agreement be terminated for any reason, earlier than eighteen (18) months from the date thereof.